UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017 (March 2, 2017)

SS&C Technologies Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 2, 2017 (the “Amendment Effective Date”), SS&C Technologies Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to its senior secured credit agreement dated July 8, 2015 (the “Credit Agreement”) by and among the Company, SS&C Technologies, Inc., SS&C European Holdings S.a R.L, SS&C Technologies Holdings Europe S.a R.L., and certain of the Company’s subsidiaries, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and certain lenders and L/C issuers party thereto. The Credit Agreement, as amended, consists, in part, of a $91.9 million senior secured term loan A-1 facility maturing in July 2020 for borrowings by the Company’s wholly-owned subsidiary, SS&C European Holdings S.a.R.L (“Term Loan A-1”), a $142.5 million senior secured term loan A-2 facility maturing in July 2020 for borrowings by the Company’s wholly-owned subsidiary, SS&C Technologies Holdings Europe S.a.R.L. (“Term Loan A-2” and, together with Term Loan A-1, “Term Loan A”), a $1,480.2 million senior secured term loan B-1 facility maturing in July 2022 for borrowings by SS&C Technologies Inc. (“Term Loan B-1”), and a $142.1 million senior secured term loan B -2 facility maturing in July 2022 for borrowings by SS&C Technologies Holdings Europe S.a.R.L (“Term Loan B-2” and, together with Term Loan B-1, “Term Loan B”).

Pursuant to the Amendment, the highest (non-default) interest rate margin applicable to Term Loan A was reduced from LIBOR plus 2.75% to LIBOR plus 1.75%, and the highest (non-default) interest rate margin applicable to Term Loan B was reduced from LIBOR plus 3.25% to LIBOR plus 2.25%. The LIBOR “floor” for the Term Loan A and the Term Loan B is 0%. Subject to certain exceptions, in the event the Company and/or its subsidiaries enters into a transaction within six months from the Amendment Effective Date, the effect of which is to lower the “effective yield” of all or a portion of either the Term Loan A or the Term Loan B, the Company will pay to the applicable lenders a 1% prepayment premium on the loans subject to such transaction.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On March 2, 2017, the Company issued a press release announcing that it had entered into the Amendment, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 1 to the Credit Agreement, dated as of March 2, 2017, by and among SS&C Technologies Holdings, Inc., SS&C Technologies, Inc., SS&C European Holdings S.a R.L, SS&C Technologies Holdings Europe S.a R.L., certain of SS&C’s subsidiaries, Deutsche Bank AG New York Branch and certain Lenders and L/C Issuers party thereto

99.1	Press release announcing Amendment No. 1 to the Credit Agreement, dated March 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: March 3, 2017	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Credit Agreement, dated as of March 2, 2017, by and among SS&C Technologies Holdings, Inc., SS&C Technologies, Inc., SS&C European Holdings S.a R.L, SS&C Technologies Holdings Europe S.a R.L., certain of SS&C’s subsidiaries, Deutsche Bank AG New York Branch and certain Lenders and L/C Issuers party thereto

99.1	Press release announcing Amendment No. 1 to the Credit Agreement, dated March 2, 2017